UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2013

HOST HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 25, 2013, Host Hotels & Resorts, Inc. (the “Company”) entered into amendments to each of two separate sales agency financing agreements, dated as of April 24, 2012, one with BNY Mellon Capital Markets, LLC (“BNYMCM”) and the other with Scotia Capital (USA) Inc. (“Scotiabank” and, together with BNYMCM, the “Sales Agents”). The amendments were entered into in order to (a) reference a new registration statement and prospectus under which sales can be made (because of the expiration of the prior registration statement) and (b) amend the termination date to the earlier of (1) the sale of shares of common stock, par value $0.01 per share, having a combined aggregate offering price of up to $400 million (including sales made pursuant to the original sales agency financing agreements), (2) April 21, 2016, and (3) termination of the sales agency financing agreements by either the respective Sales Agents or the Company. Each of BNYMCM and Scotiabank will act as the Company’s sales agent in connection with any offerings of shares pursuant to the respective sales agency financing agreements. As of the date hereof, the Company has sold shares of its common stock for approximately $202 million under the agreements. The amendments left unchanged the aggregate offering price which may be offered under the agreements and approximately $198 million remains available for issuance. Amendment No. 1 to each of the agreements is attached hereto as Exhibits 1.1 and 1.2 and are incorporated herein by reference. The original agreements were previously filed by the Company as Exhibits 1.1 and 1.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2012.

Affiliates of the Company are parties to the Credit Agreement, dated as of November 22, 2011 and amended on July 25, 2012, under which an affiliate of each of the Sales Agents is a lender. Each of the Sales Agents and their respective affiliates have provided and in the future may continue to provide investment banking, commercial banking, corporate trust and other financial services to the Company and its affiliates in the ordinary course of business for which they have received and will receive customary compensation.

The shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-188059) filed on April 22, 2013 with the SEC. In connection with the offering contemplated by the sales agency financing agreements, the Company has filed a prospectus supplement, dated April 25, 2013 to the prospectus, dated April 22, 2013 that is part of the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Amendment No. 1 to the Sales Agency Financing Agreement, dated as of April 25, 2013, between Host Hotels & Resorts, Inc. and BNY Mellon Capital Markets, LLC.

1.2	Amendment No. 1 to the Sales Agency Financing Agreement, dated as of April 25, 2013, between Host Hotels & Resorts, Inc. and Scotia Capital (USA) Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.
(Registrant)

Date: April 25, 2013	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

1.1	Amendment No. 1 to the Sales Agency Financing Agreement, dated as of April 25, 2013, between Host Hotels & Resorts, Inc. and BNY Mellon Capital Markets, LLC.

1.2	Amendment No. 1 to the Sales Agency Financing Agreement, dated as of April 25, 2013, between Host Hotels & Resorts, Inc. and Scotia Capital (USA) Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).